Exhibit 99.1

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved A Leading Immunotherapy and Non - Opioid Pain Management Company June 2019 SRNE (NASDAQ)

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved 2 Disclaimer Certain statements contained in this presentation or in other documents of Sorrento Therapeutics, Inc . (the “Company” or “Sorrento”) and of any of its affiliates, along with certain statements that may be made by management of the Company orally in presenting this material, may contain “forward - looking statements” as defined in the Private Securities Litigation Reform Act of 1995 . These statements can be identified by the fact that they do not relate strictly to historic or current facts . They use words such as "estimate," "expect," "intend," "believe," "plan," "anticipate," “projected” and other words and terms of similar meaning in connection with any discussion of future operating or financial performance or condition . These statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties . Statements regarding future action, future performance and/or future results including, without limitation, those relating to the timing for completion, and results of, scheduled or additional clinical trials and the FDA’s or other regulatory review and/or approval and commercial launch and sales results (if any) of the Company’s formulations and products and regulatory filings related to the same, and receipt by the Company of milestone and royalty payments may differ from those set forth in the forward - looking statements . Peak sales and market size estimates have been determined on the basis of market research and comparable product analysis, but no assurances can be given that such sales levels will be achieved, if at all, or that such market size estimates will prove accurate . The Company assumes no obligation to update forward - looking statements as circumstances change . Investors are advised to consult further disclosures that the Company makes or has made on related subjects in the Company's Form 10 - K, 10 - Q and 8 - K reports filed with the Securities and Exchange Commission (the “SEC”) In presenting this material or responding to inquiries in connection with a presentation, management may refer to results, projections or performance measures that are not prepared in accordance with U . S . Generally Accepted Accounting Principles (“GAAP”) as reported in the Company’s SEC filings . These results, projections or performance measures are non - GAAP measures and are not intended to replace or as a substitute for results measured under GAAP, but rather as supplement to the GAAP reported results . Because actual results are affected by these and other potential risks, contingencies and uncertainties, the Company cautions investors that actual results may differ materially from those expressed or implied in any forward - looking statement . It is not possible to predict or identify all such risks, contingencies and uncertainties . The Company identifies some of these factors in its SEC filings on Forms 10 - K, 10 - Q and 8 - K, and investors are advised to consult the Company’s filings for a more complete listing of risk factors, contingencies and uncertainties affecting the Company and its business and financial performance . Sorrento® and the Sorrento logo are registered trademarks of Sorrento Therapeutics, Inc . ZTlido ® and G - MAB™ are trademarks owned by Scilex Pharmaceuticals Inc . and Sorrento, respectively . All other trademarks are the property of their respective owners .

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved SRNE (NASDAQ) Therapeutic Focus Immuno - Oncology Pain Management (Non - Opioid) 3

Our Four Flagship Programs

sorrento Therapeutics

CD38 Immunotherapies

Multiple Myeloma
CAR-T Phase 1 enrolling
DAR-T Target IND filing H2 2019
ADC Target IND filing H2 2019

Scilex

ZTlido® (lidocaine topical system) 1.8%
Commercially available (PHN indication)

SP-102
Phase 3 enrolling (Sciatica Back Pain)

sorrento THERAPEUTICS

CEA CAR-T

Solid tumors
Phase 2 Liver Metastases scheduled H2 2019

RTX
(resiniferatoxin)

Clinical trials
Phase 1b Osteoarthritis Knee Pain enrolling
Phase 1 Intractable Cancer Pain enrolling
Phase 3 Osteoarthritis Knee Pain in planning
IND Residual Limb Pain in preparation

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved
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Scilex – ZTlido® (FDA approved)

Lidocaine Patch Market Overview

>3 million prescriptions per year

More than 120 million prescription lidocaine patches were sold in the US in 2017 according to IMS

Benefits vs. other lidocaine pain patches

Superior adhesion vs. other lidocaine patches in various head-to-head studies

Only lidocaine patch proven during moderate exercise

Properties	ZTlido® 1.8%	Lidoderm® 5%
Bioavailability	~45%	~3±2%
Weight	2 g	14 g
Thickness	0.8 mm	1.7 mm
Lidocaine content	36 mg	700 mg
Adhesive	Non-aqueous	Water-based

ZTlido®
(lidocaine topical system) 1.8%

US FDA APPROVAL 02/28/18


SUPERIOR ADHESION THAT STAYS PUT
Problem
Solution
ZTLIDO demonstrated superior adhesion to Lidoderm® (lidocaine patch 5%) in a head-to-head study[1]
Superiority demonstrated throughout 12 hours of application[1,2]
First and only lidocaine patch approved to be used during moderate exercise[2]
Bioequivalent to Lidoderm® 5% with less medication[2]

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved
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© 2019 Sorrento Therapeutics, Inc. All Rights Reserved 6 1 Data from a 12 patient 12 - hour study Adhesion Scores Over Time (Lower Score Demonstrates Better Adhesion) The recommended scoring system for adhesion of transdermal patches are indicated as follows: 0 = ≥ 90% adhered (essentially no lift off the skin) 1 = ≥ 75% to < 90% adhered (some edges only lifting off the skin) 2 = ≥ 50% to < 75% adhered (less than half of the patch lifting off the skin) 3 = > 0% to < 50% adhered but not detached (more than half of the patch lifting off the skin without falling off) 4 = 0% adhered - patch detached (patch completely off the skin) Adhesion scores recorded just prior to patch removal to ensure adequate adhesion of the test articles ZTlido ® : Head - to - Head Adhesion Study For more information on ZTlido ® including safety information, please visit www.ztlido.com ® ®

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved Well - tolerated. Key viscous excipient, long history of use including safety and safer repeat injections ᪵ ᪵ Fast acting onset of effect with less spread SP - 102 Product Features ᪵ Potent non - particulate steroid (injectable dexamethasone sodium phosphate gel) ᪵ Pre - filled syringe for epidural use ᪵ Gel formulation for extended local release and substantial magnitude of pain relief ᪵ No preservatives, no surfactants, no particulates. Non - opioid and non - addictive ᪵ Projected 24 month shelf life SP - 102: On - track to be the first steroid formulation with an FDA - approved label to treat back pain 7

RTX: A novel therapeutic approach to pain


H
O
H
O
OH
O
O HO
O
O
O

resiniferatoxin

Novel mode of action, new therapeutic class of drugs

Ultrapotent, highly specific toxin that selectively ablates neurons responsible for afferent signaling (action at the 'hard wiring' level)

Single injection via epidural (EP), intrathecal (IT) or regional (IA, IP, PC, PG, PN)* approach for long-term or permanent control of previously intractable pain *("induced selective neurolysis for pain signal modulation")*

Alteration of pain sensation in the targeted area without adverse effects on normal perception, sensation (except thermal pain) or coordination

Meaningful **non-steroidal, non-opioid** analgesia with concomitant drug usage reduction and improvement in functional outcomes

* Intra-articular, intra-peritoneal, peri-cardiac, peri-ganglionic, peri-neural

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved
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© 2019 Sorrento Therapeutics, Inc. All Rights Reserved 9 Phase 1b double - blinded, placebo controlled study to assess the safety and preliminary efficacy of intra - articular administration of resiniferatoxin or saline control (as placebo group) for the treatment of moderate to severe pain due to osteoarthritis of the knee. www.clinicaltrials.gov (NCT03542838). A novel therapeutic approach to OsteoArthritis (OA) of the Knee Pain

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved RTX OA Knee Pain Phase 1b Trial Update Safety outcomes (45 Patients. 37 RTX treated. 8 Control) Cohorts RTX Dose (ug) Subjects Progress Blinding Safety 1 5 ug 6 Complete Unblinded No DLT’s 2 12.5 ug 6 Complete Unblinded No DLT’s 3 20 ug 6 Complete Unblinded No DLT’s 4 30 ug 4 Enrolling Blinded - Pooled Control 0 8 Enrolling Unblinded No DLT’s Administration protocol cohorts 12.5 ug 15 Enrolling Blinded - No Dose Limiting Toxicities (DLTs) Treatment Emergent Adverse Events (TEAEs) (Post - injection pain, Tachycardia and Hypertension) Expected. Moderate. Resolved in less than a day. 10

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved Difference of treatment effect - dose groups relative to control (pooled placebo group) Mean WOMAC A1 Pain Score & Standard deviation 11 RTX OA Knee Pain Phase 1b Trial Update Efficacy outcomes (all dose cohorts relative to control) Dose cohort D1 Pain Score (# patients, SD) D84 pain score (# patients, SD) Difference to D0 Baseline Difference to D84 Control 5 ug 6.33 (n=6, SD 1.37) 2.83 (n=6, SD 2.48) - 3.50 - 1.50 12.5 ug 6.50 (n=6, SD 1.22) 0.83 (n=6, SD 0.98) - 5.67 - 3.50 20 ug 6.17 (n=6, SD 1.47) 2.20 (n=5, SD 2.28) - 3.97 - 2.13 Saline Control (pooled placebo) 6.67 (n=8, SD 1.58) 4.33 (n=6, SD 3.60) - 2.34 RTX treated patients at the potential pivotal dose of 12.5 ug show reduction of 5.67 points in WOMAC pain score relative to D0 and 3.50 points reduction relative to control (pooled placebo group) at D84

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved Difference of treatment effect (pivotal dose candidates) relative to control (pooled placebo) Patients with more than 50% reduction in reported pain scores 12 RTX OA Knee Pain Phase 1b Trial Update Efficacy outcomes (pivotal dose candidates relative to control) Day 2 Day 8 Day 15 Day 29 Day 56 Day 84 RTX 12.5 ug (pivotal candidate) 3/6 (50.0%) 4/6 (66.7%) 4/6 (66.7%) 5/5 (100.0%) 6/6 (100.0%) 6/6 (100.0%) RTX 20 ug (pivotal candidate) 3/6 (50.0%) 5/6 (83.3%) 6/6 (100.0%) 6/6 (100.0%) 5/6 (83.3%) 3/5 (60.0%) Saline Control (pooled placebo) 4/7 (57.1%) 3/7 (42.9%) 3/6 (50.0%) 3/6 (50.0%) 2/6 (33.3%) 2/5 (40.0%) Two dose groups have been selected for further expansion. Criteria taken into account include overall safety, time to effect and trend to persistence of effect (day 84 and beyond)

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved RTX OA Knee Pain Phase 1b Trial Update Efficacy outcomes (some patients beyond study end - point D84) Patients with D168 extended follow - up WOMAC A1 Pain Score 13 Five patients were followed to D168 (protocol trial end - point at D84). These patients showed persistent pain reduction of over 2 points in WOMAC pain scale relative to D0 baseline. Patient (dose group) Pain Day 0 (Score/10) Pain Day 84 (Score/10) Pain Day 168 (Score/10) 1 (5.0ug) 5 0 3 2 (5.0ug) 8 2 0 3 (5.0ug) 5 1 0 4 (12.5ug) 7 0 0 5 (12.5ug) 7 1 2

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved RTX OA Knee Pain Phase 1b Trial Update Additional cohorts being considered prior to pivotal studies 14 Sedation & Local Analgesia Administration protocols at 12.5 ug dose (in progress) Limited pre - administration opioids with local supportive numbing (Ice, Lidocaine topical) Nerve block analgesia (local nerve block anesthetic prior to RTX administration) Expanded dose cohorts Two dose cohorts (12.5 ug and 25 ug) with standardized local analgesia protocol to confirm ease of use Exploratory cohorts (to be determined later in phase 1 or future phase 2) Advanced OA patients (KL Grade 4) with pain consistently in excess of 7/10 (WOMAC A1) pre - treatment

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved Upcoming RTX Milestones (by Indication and Target Dates) Osteoarthritis Knee Pain Phase 1b to conclude in 2019 Two Phase 3 pivotal trials to start in 1 st half 2020 (USA and Asia - Pacific) Support Phase 2 trials in planning, for implementation in 2020/2021 Terminal Cancer Pain Phase 1 trial to conclude in 2019 after identifying potential therapeutic dose Upcoming IND filings Residual Limb Pain Parkinsonism application Cardiovascular application 15

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved Before Infusion Post - Infusion HITM - SURE Phase 1/2: Clinical Summary Anti - CEA CAR - T Clinical Experience 16 Pre - enrollment history Liver metastases of colon or pancreatic cancer Failed 3 lines of conventional chemotherapy and ablation Preliminary Results Complete resolution of liver metastases on PET scan for 2 patients Median overall survival (OS) 8.3 months and mean OS 9.8 months, compared to the standard of care 3 to 6 months Pivotal Trial starting 2 H 2019 A Leading CAR - T Program for Solid tumors Cancers most frequently expressing CEA are colorectal, pancreatic, lung, medullary thyroid & breast carcinomas

CD38 Therapeutics Business Unit - Immunotherapy Pipeline

Program	Research	IND-Enabling	Projected IND	Phase 1
CAR-T (autologous)				
ADC			H2 2019	
DAR-T (allogeneic)			H2 2019	
CD38/CD3 BsAb			H1 2020	

CD38 CAR-T: ongoing Phase 1 study

CD38 ADC has exhibited strong activity in preclinical models and recently completed IND-enabling toxicology studies

Next-gen CD38 DAR-T cells have demonstrated higher in vivo anti-tumor activity than CD38 CAR-T cells

"Off-the-Shelf" (allogeneic) centralized scalable manufacturing process

Simplified distribution logistics for immediate infusion enabling global clinical trials and commercialization

CD38/CD3 BsAb has shown potent cytotoxicity in preclinical studies

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved
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© 2019 Sorrento Therapeutics, Inc. All Rights Reserved 18 Background on CD38 Target and anti - CD38 mAb STI - 5171 Anti - CD38 mAb A2 Fully human antibody selected from GMAB library Both CD38A2 and Daratumumab have nanomolar affinities for recombinant CD38 protein Exhibits fast - on/fast - off binding kinetics Most likely contributing to binding preference against high - expressing CD38 - positive cells, for example myeloma cells Binds to an epitope on the CD38 protein distinct from Daratumumab‘s Cross - reactive with cynomolgus CD38 while Daratumumab is not Does not inhibit CD38 enzyme function while Daratumumab does Recognized epitope is membrane - proximal CD38 Protein Single chain type II transmembrane glycoprotein Detectable at low levels in mature lymphocytes Highly expressed on Multiple Myeloma (MM) cells and overexpressed on other hematological malignancies as well as certain solid tumors Daratumumab ( Darzalex ®) is a CD38 - directed cytolytic antibody approved for treatment of Multiple Myeloma

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved CD38 - ADCs Exert Cytotoxicity against Tumor Cells from Daratumamab - Resistant MM Patients 19 Primary MM cells MACS separated and frozen (5x10 e6 cells) Thawed 6 patients CD138+ fractions 4 patient samples could be evaluated Dara samples cultured with 2x10e5 PBMCs (E:T ratio 10) Each line representing an individual patient sample

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved From CAR to DAR TM scFv Fab TM Chimeric Antigen Receptor (CAR) scFv - based Dimeric Antigen Receptor (DAR) Fab - based linker Hinge Disulfide bond 20

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved At Lower Dose (4x10e6 Cells), CD38 DAR - T Cells are more Potent than CD38 CAR - T Cells 21

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved Illustrative Comparison of DAR - T Cell and CAT - T Cell cGMP Manufacturing Processes Autologous CAR - T Cell Manufacturing Allogeneic DAR - T Cell Manufacturing 22

sorrento Therapeutics

Evolution of the Platform: From Auto-CAR-T to Allo-DAR-T Targeting CD38

Clinical Proof-of-Concept CD38 CAR-T	Potential Product KOKI CD38 DAR-T	Advantages of DAR-T over CAR-T
Chimeric Antigen Receptor (CAR)	Dimeric Antigen Receptor (DAR)	Increased potency Proprietary construct
Virally transduced	Gene edited	Faster development Enhanced clonal expansion
Autologous (patients' own T cells)	Allogeneic (healthy donor T cells)	"Off-the-Shelf" Centralized scalable manufacturing process
Vein-to-vein time (up to 1 month)	Pre-manufactured and released DAR-T Cells (dosing upon completion of screening)	Simplified distribution logistics On-Demand for immediate infusion Enabling global clinical trials and commercialization

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved
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© 2019 Sorrento Therapeutics, Inc. All Rights Reserved STI - 6129 ADC Exerts Strong Anti - tumor Activity in Myeloma Mouse Model 24

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved 25 Seasoned Executive Team Henry Ji, Ph.D. Chairman, President and Chief Executive Officer Deborah Telman , J.D. SVP and General Counsel Jiong Shao, M.B.A. EVP and Chief Financial Officer Gunnar F. Kaufmann, Ph.D. SVP of Immunotherapy & Head of Research Alexis Nahama, D.V.M. S VP Head of RTX Program and President Ark Animal Health Hui Li, Ph.D. SVP of Business Development and General Manager of China Operations Bill Farley VP of Business and Corporate Development Jerome B. Zeldis, M.D., Ph.D. EVP, CMO, and President of Clinical Research, Medical Affairs and Regulatory Shawn Sahebi , Ph.D. VP of Market Analytics Mark R. Brunswick, Ph.D. SVP of Regulatory Affairs and Quality